UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2020

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MNTX	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights	N/A	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 31, 2020, Manitex International, Inc. (the “Company”) entered into a Third Amendment to Lease (the “Lease Amendment”) to the Lease Agreement dated May 26, 2010, between the Company and KB Building, LLC, an Illinois limited liability company (the “Lessor”), as amended by the first Lease Amendment dated June 6, 2014 and the second Lease Amendment dated October 3, 2018 (as so amended, the “Lease”). Pursuant to the Lease, the Company leases the land and building located at 9725 South Industrial Drive, Bridgeview, Illinois 60455 (the “Property”). Pursuant to the Lease Amendment, the expiration of the initial lease term was extended from May 31, 2025 to May 31, 2027. The Lease Amendment also modified the optional extension provisions of the Lease, such that the Company will have the option to extend the term of the Lease for two additional five-year periods, beginning on June 1, 2027 and June 1, 2032. In addition, the Lease Amendment eliminated the Company’s option to purchase and the Lessor’s option to require the Company to purchase the Property that previously existed under the Lease.

In connection with the Lease Amendment, TP Bridgeview LLC, a Delaware limited liability company and an unaffiliated third party, acquired the Lease and the Property effective December 31, 2020, and will be the lessor under the Lease going forward.

The description of the Lease Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment as attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Lease Amendment, dated December 31, 2020, between the Company and KB Building, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ Joseph Doolan
Name:	Joseph Doolan
Title:	Chief Financial Officer

Date: January 6, 2021